                                                                   Exhibit 10.35

                                                                  EXECUTION COPY

                                    GUARANTY

     THIS GUARANTY ("Guaranty"), dated as of July 16, 1999, is made by CONVERGENT COMMUNICATIONS, INC., a Colorado corporation ("Guarantor"), in favor of CISCO SYSTEMS CAPITAL CORPORATION., a Nevada corporation ("Lender").

     Convergent Communications Services, Inc., a Colorado corporation ("Company"), and Lender are parties to an Agreement dated as of July 16, 1999 (as amended, modified, renewed or extended from time to time, the "Agreement"). Guarantor has agreed to guarantee the indebtedness and other obligations of Company to Lender under or in connection with the Agreement as set forth herein. Guarantor will derive substantial direct and indirect benefits from the extension of credit to Company (which benefits are hereby acknowledged by the Guarantor).

     Accordingly, to induce Lender to extend credit to Company, and in consideration thereof, Guarantor hereby agrees as follows:

     1. Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to Lender the full and prompt payment when due (whether at stated maturity, declaration, acceleration, demand or otherwise) and performance of all indebtedness, liabilities and other obligations of Company to Lender, whether created under, arising out of or in connection with Agreement or any other document or instrument executed or delivered in connection therewith (each a "Document" and, collectively, the "Documents") or otherwise, including all unpaid principal, all interest accrued thereon, all fees due to Lender and all other amounts payable by Company to Lender thereunder or in connection therewith. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, regardless of by what instrument, agreement, contract or entry in Lender's accounts they may be evidenced, or whether evidenced by any instrument, agreement, contract or entry in Lender's accounts, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable under the Bankruptcy Reform Act of 1978 (the "Bankruptcy Code") or other applicable law. The foregoing indebtedness, liabilities and other obligations of Company, and all other indebtedness, liabilities and obligations to be paid or performed by Guarantor in connection with this Guaranty (including any and all amounts due under Section 11 hereof), shall hereinafter be collectively referred to as the "Obligations."

     2. Liability of Guarantor. The liability of Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows: (i) Guarantor's liability hereunder shall be the immediate, direct, and primary obligation of Guarantor and shall not be contingent upon Lender's exercise or enforcement of any remedy it may have against Company

                                       1.

or any other person or entity ("Person"), or against any collateral for any Obligations; (ii) this Guaranty is a guaranty of payment when due and not of collectibility; (iii) Guarantor's payment of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Obligations remaining unsatisfied; and (iv) Guarantor's liability with respect to the Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, (A) any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution of Company, Guarantor, any other guarantor or any other Person; (B) any limitation, discharge, or cessation of the liability of Company, any other guarantor or any other Person for any Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Obligations; (C) any merger, acquisition, consolidation or change in structure of Company, Guarantor or any other guarantor or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of Company, Guarantor, any other guarantor or other Person; (D) any assignment or other transfer, in whole or in part, of Lender's interests in and rights under this Guaranty; (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that Company, Guarantor, any other guarantor or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute or deliver any Document or this Guaranty or any other document related thereto; (F) any direction of application of payment to Company, Guarantor, any other guarantor or other Person; and (G) Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations.

     3. Consents. Guarantor hereby consents and agrees that, without notice to or further assent from Guarantor: (i) the time, manner, place or terms of any payment under any Document may be extended or changed, by a modification or renewal of any Document or otherwise; (ii) the time for Company's performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Lender may deem proper; (iii) Lender may discharge or release, in whole or in part, any other guarantor or any other Person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and Lender shall not be liable to Guarantor for any failure to collect or enforce payment of the Obligations; (iv) Lender may take and hold security of any kind, at any time, as collateral for the Obligations, may request and accept other guaranties and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security or guaranties; and (v) Lender may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by any Document, or otherwise available to Lender, with respect to the Obligations and any collateral therefor, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of Guarantor against Company; all as Lender may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

                                       2.

     4. Waivers. (a) Guarantor waives and agrees not to assert: (i) any right to require Lender to proceed against Company, any other guarantor or any other Person, to proceed against or exhaust any collateral or other security held for the Obligations (except to the extent required by applicable law), to give notice of or institute any public or private sale, foreclosure, or other disposition of any collateral or security for the Obligations, including, without limitation, to comply with applicable provisions of the New York Uniform Commercial Code or any equivalent provision of any other applicable law in connection with the sale, foreclosure, or other disposition of any collateral or to pursue any other right, remedy, power or privilege of Lender whatsoever, or give Guarantor any other notice with respect to the foregoing; (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Obligations; and (iii) to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty. (b) Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Obligations. The Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Company, Guarantor or any other Person with respect to the Obligations. (c) The obligations of Guarantor hereunder are independent of and separate from the obligations of Company and any other guarantor and upon the occurrence and during the continuance of any Default, a separate action or actions may be brought against Guarantor, whether or not Company or any such other guarantor is joined therein or a separate action or actions are brought against Company or any such other guarantor. (d) Guarantor shall not have any right to require Lender to obtain or disclose any information with respect to the Obligations, the financial condition or character of Company or the ability of Company to pay and perform the Obligations, any collateral or other security for any or all of the Obligations, the existence or non-existence of any other guarantees of all or any part of the Obligations, any action or inaction on the part of Lender or any other Person, or any other matter, fact or occurrence whatsoever.

     5. Subrogation. Until the Obligations shall be satisfied in full, Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Lender as against Company or other guarantors, whether in connection with this Guaranty or otherwise. If any amount shall be paid to Guarantor on account of the foregoing rights at any time when any Obligations are outstanding, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Obligations.

     6. Continuing Guaranty. Guarantor agrees that this Guaranty is a continuing guaranty relating to any Obligations, including Obligations which may exist continuously or which may arise from time to time under successive transactions, and Guarantor expressly

                                       3.

acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Obligations exist. This Guaranty shall continue to be effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Obligations by or on behalf of Company shall be rescinded or must otherwise be restored by Lender, whether as a result of proceedings in bankruptcy or reorganization or otherwise. To the extent any payment is rescinded or restored, the Obligations shall be revived in full force and effect without reduction or discharge for such payment.

      7. Payments. Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which Lender or any other Person may have against Guarantor by virtue hereof, that upon any Default Guarantor shall forthwith pay, or cause to be paid, in cash, to Lender an amount equal to the amount of the Obligations then due and unpaid (including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Obligations, whether or not a claim is allowed against Company for such interest in any such bankruptcy proceeding). All payments made by Guarantor hereunder may be applied in such order as Lender shall elect. Guarantor shall make each payment hereunder, without deduction (whether for taxes or otherwise), set-off or counterclaim, on the day when due in same day or immediately available funds, and in U.S. dollars. As used herein, "Default" means any of the following: (i) Company shall fail to pay when due (whether at stated maturity, declaration, acceleration, demand or otherwise) any of the Obligations; (ii) Guarantor shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Guaranty on its part to be performed or observed; or
(iii) (A) Company or Guarantor shall admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, whether now or hereafter in effect (collectively, "Bankruptcy Laws"), (B) Company or Guarantor shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee for all or any substantial part of Company's or Guarantor's property, or shall take any action to authorize any of the actions set forth above in this clause, or (C) an involuntary petition seeking any of the relief specified in this clause shall be filed against Company or Guarantor, or any order for relief shall be entered against Company or Guarantor in any involuntary proceeding under any Bankruptcy Laws.

     8.   Representations.

        (h) Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
(ii) has all requisite power and authority to own its assets and carry on its business and to execute, deliver and perform its obligations hereunder and under any other documents and agreements executed and delivered to lender in connection with the Agreement (the "Guarantor Documents"), as applicable, (iii) is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would result in a Material Adverse Change, and

                                       4.

(iv) is in compliance with all Requirements of Law, except to the extent that such noncompliance could not reasonably be expected to result in a Material Adverse Change.

        (i) The execution, delivery and performance by Guarantor of the Guarantor Documents have been duly authorized by all necessary corporate action of Guarantor and do not and will not (i) contravene the terms of the articles or certificate of incorporation, or bylaws, of Guarantor or result in a breach of or constitute a default under any material lease, instrument, contract or other agreement to which Guarantor is a party or by which it or its properties may be bound or affected, or (ii) violate any provision of any law, rule, regulation, order, judgment, decree or the like binding on or affecting Guarantor.

        (j) The Guarantor Documents constitute, or when delivered under this Agreement will constitute, legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms.

        (k) No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by Guarantor or any Guarantor of any of the Guarantor Documents or the purchase of the Cisco Products, except as may be set forth in the Schedule.

        (l) There are no actions, suits or proceedings pending or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or any of its Subsidiaries before any Governmental Authority or arbitrator which would reasonably be expected to result in a Material Adverse Change.

        (m) All consolidated financial statements of Guarantor and its Subsidiaries delivered to Lender are complete and correct and fairly present the financial condition of Guarantor and its Subsidiaries as at the times and for the periods covered by such statements, in each case in accordance with GAAP, consistently applied, subject, in the case of any unaudited financial statements, to normal year-end adjustments and any absence of notes. Since the date of the most recent financial statements furnished to Lender prior to the Closing Date, there has not been any Material Adverse Change.

        (n) Each of Guarantor and its Subsidiaries possesses all approvals, authorizations, permits, franchises, licenses, patents, trademarks, trade names, service marks, copyrights, leases and all rights with respect thereto, free from burdensome restrictions, that are reasonably necessary for the ownership, maintenance and operation of its business, and neither Guarantor nor any such Subsidiary is in material violation of any rights of others with respect to the foregoing.

        (o) The properties of Guarantor and its Subsidiaries are insured, with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the localities where Guarantor or such Subsidiary operates.

                                       5.

        (p) On the basis of a review and assessment of Guarantor's and its Subsidiaries' systems and equipment and that of its material suppliers, vendors and customers, Guarantor reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a Material Adverse Change.

        (q) None of the representations or warranties made by Guarantor in the Guarantor Documents as of the date of such representations and warranties, and none of the statements contained in any other information with respect to Guarantor and its Subsidiaries, including each exhibit or report, furnished by or on behalf of Guarantor to Lender in connection with the Guarantor Documents, contains any untrue statement of a material fact or, when considered as a whole, omits any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

        (r) As of the date hereof, the Restricted Subsidiaries include only the Company and Convergent Capital Corporation

     1.      Covenants.

     (a) Except as permitted by Section 9(f), Guarantor shall, and shall cause each of its Subsidiaries to, maintain and preserve (i) its corporate existence, and (ii) all material copyrights, patents, trademarks, trade names and service marks and other intellectual property rights, and all other material rights, qualifications, permits, licenses, franchises and privileges, necessary or desirable in the normal course of its business and operations and the ownership of its properties, except in connection with any transactions expressly permitted by this Section 9.

     (b) Guarantor shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other governmental approvals of any Government Authority necessary or desirable (i) in connection with the execution, delivery and performance of the Loan Documents, the purchase of the Cisco Products or the consummation of the transactions therein contemplated, or (ii) in the normal course of its business and operations and the ownership of its properties, except, in the case of this clause (ii), to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Change.

     (c) Guarantor shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist or where noncompliance could not reasonably be expected to result in a Material Adverse Change.

     (d) Guarantor shall, and shall cause each of its Subsidiaries to, carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance in such amounts, with such deductibles and covering such risks as is

                                       6.

customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Guarantor or such Subsidiary operates. Without limiting the generality of the foregoing, Guarantor shall, and shall cause each of its Subsidiaries to, comply with all requirements of the Collateral Documents pertaining to maintenance of insurance.

     (e) Guarantor shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it at the date hereof.

     (f) Guarantor shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person), except:

          (i) any of Guarantor's Subsidiaries may merge with or consolidate into Guarantor or any Subsidiary of Guarantor (provided that the surviving
                                                    --------
     or transferee entity is the Guarantor or a Restricted Subsidiary) and in connection therewith such Subsidiary may be liquidated or dissolved;

          (ii) any of Guarantor's Subsidiaries may transfer all or substantially all of its assets (except Financed Products) to any Subsidiary of Guarantor;

          (iii) Guarantor or any of its Subsidiaries may sell or dispose of assets in accordance with the provisions of Section 9(g);

          (iv) Guarantor or any of its Subsidiaries may make any investment permitted by Section 9(h);

          (v) Guarantor may merge with or consolidate into any other Person provided that (i) the Guarantor is the surviving Person, (ii) no such merger or consolidation shall be made while there exists a Default or if a Default would occur as a result thereof and (iii) all actions have been taken (to the satisfaction of the Lender) to protect and continue perfected the Liens of the Lender under the Agreement; and

          (vi) any Subsidiary of Guarantor may merge with or consolidate into any other Person, provided that (i) in the case of the Company, the Company is the surviving Person, (ii) no such merger or consolidation shall be made while there exists a Default or if a Default would occur as a result thereof; (iii) all actions have been taken (to the satisfaction of the Lender) to protect and continue perfected the Liens of the Lender under the Agreement and (iv) such merger or consolidation does not contravene with the terms and conditions of the Agreement;


     provided, further that Lender shall have received prior written notice of
     --------
     the consummation of any transaction permitted under this Section 9(f) promptly, and in any event no less than 15 Banking Days prior to the consummation thereof.

                                       7.

     (g) Except as permitted by the Agreement and hereunder, Guarantor shall not, and shall not permit any of its Subsidiaries to: (i) effect any Transfer involving the Company or any other Transfer of any assets, provided that
                                                           --------
Guarantor shall be permitted to Transfer assets (other than Financed Products) from Guarantor to any Restricted Subsidiary; (ii) create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties, revenues or assets, whether now owned or hereafter acquired; or (iii) create, incur, assume or otherwise become liable for or suffer to exist any Indebtedness, provided that the Guarantor shall be permitted to incur unsecured Indebtedness
--------
and Indebtedness of Guarantor to any Restricted Subsidiary.

     (h) Guarantor shall not, and shall not permit any of its Subsidiaries to, purchase or otherwise acquire the capital stock, assets (constituting a business unit), obligations or other securities of or any interest in any Person, or otherwise extend any credit to or make any additional investments in any Person (each an "Investment"), other than in connection with: (i) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business; (ii) Investments made by Guarantor to any of its wholly owned Subsidiaries or by any of its wholly owned Subsidiaries to another of its wholly owned Subsidiaries; and (iii) short term, investment grade money market instruments, in accordance with Guarantor's usual and customary treasury management policies. Notwithstanding the foregoing, Guarantor or any of its Subsidiaries, shall be permitted to engage in one or more Permitted Acquisitions.

     (i) On a consolidated basis, Guarantor and its Subsidiaries shall maintain total revenues of the Guarantor and its Subsidiaries for each quarterly period set forth below of not less than the correlative amount indicated:

          -----------------------------------------------------------
          Quarterly Period Ending                   Required Amount
          -----------------------------------------------------------
               September 30, 1999                    $     34,000,000
          -----------------------------------------------------------
                December 31, 1999                    $     42,500,000
          -----------------------------------------------------------
                   March 31, 2000                    $     52,700,000
          -----------------------------------------------------------
                    June 30, 2000                    $     64,600,000
          -----------------------------------------------------------
               September 30, 2000                    $     76,500,000
          -----------------------------------------------------------
                December 31, 2000                    $     85,000,000
          -----------------------------------------------------------
                   March 31, 2001                    $     92,500,000
          -----------------------------------------------------------
                    June 30, 2001                    $    101,000,000
          -----------------------------------------------------------
               September 30, 2001                    $    110,000,000
          -----------------------------------------------------------
                December 31, 2001                    $    118,000,000
          -----------------------------------------------------------
                   March 31, 2002                    $    130,000,000
          -----------------------------------------------------------
                    June 30, 2002                    $    145,000,000
          -----------------------------------------------------------
               September 30, 2002                    $    157,000,000
          -----------------------------------------------------------
                December 31, 2002                    $    171,000,000
          -----------------------------------------------------------
                   March 31, 2003                    $    183,000,000
          -----------------------------------------------------------
                    June 30, 2003                    $    200,000,000
          -----------------------------------------------------------
               September 30, 2003                    $    216,250,000
          -----------------------------------------------------------
                December 31, 2003                    $    233,000,000
          -----------------------------------------------------------

                                       8.

          ----------------------------------------------------
            Quarterly Period Ending          Required Amount
          ----------------------------------------------------
                March 31, 2004                    $243,000,000
          ----------------------------------------------------
                 June 30, 2004                    $265,500,000
          ----------------------------------------------------
            September 30, 2004                    $287,500,000
          ----------------------------------------------------
             December 31, 2004                    $310,000,000
          ----------------------------------------------------
                March 31, 2005                    $315,000,000
          ----------------------------------------------------
                 June 30, 1005                    $343,500,000
          ----------------------------------------------------
            September 30, 2005                    $372,250,000
          ----------------------------------------------------
             December 31, 2005                    $400,000,000
          ----------------------------------------------------

     (j) On a consolidated basis, Guarantor and its Subsidiaries shall maintain EBITDA for each quarterly period set forth below of not less than the correlative amount indicated (bracketed amounts (( )) are negative):

          ----------------------------------------------
             Quarterly Period Ending    Required Amount
          ----------------------------------------------
            September 30, 1999           ($ 11,000,000)
          ----------------------------------------------
             December 31, 1999           ($  9,000,000)
          ----------------------------------------------
                March 31, 2000           ($  5,000,000)
          ----------------------------------------------
                 June 30, 2000            $          0
          ----------------------------------------------
            September 30, 2000            $  3,000,000
          ----------------------------------------------
             December 31, 2000            $  6,000,000
          ----------------------------------------------
                March 31, 2001            $  9,000,000
          ----------------------------------------------
                 June 30, 2001            $ 12,250,000
          ----------------------------------------------
            September 30, 2001            $ 13,250,000
          ----------------------------------------------
             December 31, 2001            $ 16,250,000
          ----------------------------------------------
                March 31, 2002            $ 21,000,000
          ----------------------------------------------
                 June 30, 2002            $ 25,750,000
          ----------------------------------------------
            September 30, 2002            $ 28,000,000
          ----------------------------------------------
             December 31, 2002            $ 33,000,000
          ----------------------------------------------
                March 31, 2003            $ 38,000,000
          ----------------------------------------------
                 June 20, 2003            $ 44,250,000
          ----------------------------------------------
            September 30, 2003            $ 48,000,000
          ----------------------------------------------
             December 31, 2003            $ 54,000,000
          ----------------------------------------------
                March 31, 2004            $ 61,000,000
          ----------------------------------------------
                 June 30, 2004            $ 71,250,000
          ----------------------------------------------
            September 30, 2004            $ 78,000,000
          ----------------------------------------------
             December 31, 2004            $ 87,000,000
          ----------------------------------------------
                March 31, 2005            $ 95,000,000
          ----------------------------------------------
                 June 30, 2005            $103,250,000
          ----------------------------------------------
            September 30, 2005            $112,000,000
          ----------------------------------------------
             December 31, 2005            $120,500,000
          ----------------------------------------------

                                      9.

          "EBITDA" shall mean with respect to any fiscal period of a Person, such Person's earnings (excluding extraordinary items (determined in accordance with GAAP)), plus (except to the extent attributable to extraordinary items
             ----
(determined in accordance with GAAP)) the amount of any interest, taxes, depreciation, amortization deducted in arriving at such earnings, and, without duplication, plus losses and less gains upon dispositions of properties added or
             ----
deducted in arriving at such earnings.

     (k) On a consolidated basis, the Guarantor and its Subsidiaries shall not permit the ratio of Consolidated Funded Debt to Capitalization to exceed the percentage amount set forth below (determined as of the end of the quarterly period set forth below):

          --------------------------------------------------
            Quarterly Period Ending     Required Percentage
          --------------------------------------------------
               September 30, 1999                       79%
          --------------------------------------------------
                December 31, 1999                       69%
          --------------------------------------------------
                   March 31, 2000                       72%
          --------------------------------------------------
                    June 30, 2000                       72%
          --------------------------------------------------
               September 30, 2000                       72%
          --------------------------------------------------
                December 31, 2000                       72%
          --------------------------------------------------
                   March 31, 2001                       74%
          --------------------------------------------------
                    June 30, 2001                       74%
          --------------------------------------------------
               September 30, 2001                       74%
          --------------------------------------------------
                December 31, 2001                       74%
          --------------------------------------------------
                   March 31, 2002                       75%
          --------------------------------------------------
                    June 30, 2002                       75%
          --------------------------------------------------
               September 30, 2002                       75%
          --------------------------------------------------
                December 31, 2002                       75%
          --------------------------------------------------
                   March 31, 2003                       80%
          --------------------------------------------------
                    June 20, 2003                       80%
          --------------------------------------------------
               September 30, 2003                       80%
          --------------------------------------------------
                December 31, 2003                       80%
          --------------------------------------------------
                   March 31, 2004                       80%
          --------------------------------------------------
                    June 30, 2004                       80%
          --------------------------------------------------
               September 30, 2004                       80%
          --------------------------------------------------
                December 31, 2004                       80%
          --------------------------------------------------
                   March 31, 2005                       80%
          --------------------------------------------------
                    June 30, 2005                       80%
          --------------------------------------------------
               September 30, 2005                       80%
          --------------------------------------------------
                December 31, 2005                       80%
          --------------------------------------------------

As used in this subsection (k), the following terms shall have the following meanings:

          (i) "Consolidated Funded Debt" means, as of any date of determination, all Indebtedness of Guarantor and its Subsidiaries on such date, on a consolidated

                                      10.

basis and as determined in accordance with GAAP.

          (ii) "Capitalization" means, on any date, the sum of (x) Consolidated Funded Debt, plus (y) the sum of capital stock plus paid in capital of Guarantor and its Subsidiaries on such date, on a consolidated basis and as determined in accordance with GAAP.

     (l) On a consolidated basis, Guarantor and its Subsidiaries shall not permit its Operating Cash excluding Restricted Cash to fall below $15,000,000 at any time. As used in this subsection (l) the following terms shall have the following meanings:

          (i) "Operating Cash" shall mean any cash, cash equivalent or short term, investment grade money market instruments usual and customary to Guarantor's treasury management policies.

          (ii) "Restricted Cash" shall mean any Operating Cash which is used to fund the ongoing operations of the Guarantor and assigned as collateral, interest or other supportive funding for specific operational issues.

     (m) The Guarantor shall at all times be the beneficial and record owner of 100% of the capital stock (including all warrants, options or other rights to acquire capital stock of any class) of the Company.

     (n) Guarantor shall not declare or pay any dividends in respect of Guarantor's capital stock, or purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or permit any of its Subsidiaries to purchase, redeem, retire, or otherwise acquire for value any stock of Guarantor, except that Guarantor may: (A) declare and deliver dividends and distributions payable only in common stock of Guarantor; and (B) purchase, redeem, retire, or otherwise acquire shares of its capital stock from officers, directors and employees upon termination or cessation of employment with Guarantor or with the proceeds received from a substantially concurrent issue of new shares of its capital stock.

     (o) Guarantor shall, and shall cause each of its Subsidiaries to, keep adequate records and books of account, in which complete entries will be made in accordance with GAAP. Guarantor shall provide Lender and its agents access to the premises of Guarantor and its Subsidiaries at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time on and after the occurrence of a Default or Event of Default, for the purposes of (i) inspecting and verifying the Collateral,
(ii) inspecting and copying any and all records pertaining thereto, and (iii) discussing the affairs, finances and business of Guarantor and its Subsidiaries with any officer, employee or director of Guarantor or with its accountants.

     (p) (A) If Guarantor proposes to incorporate, create or acquire any additional Subsidiary, Guarantor shall notify Lender thereof. After the incorporation, creation or acquisition of any such Subsidiary, within five Banking Days following receipt by Guarantor from Lender of a security agreement, in form and substance satisfactory to Lender, and a

                                      11.

guaranty of the Obligations in form and substance satisfactory to Lender, Guarantor shall cause such Subsidiary to execute and deliver such guaranty and security agreement to Lender. Such requirement shall not apply in the case of any non-U.S. Subsidiary and any Subsidiary that will remain a dormant, transitional or shell Subsidiary. (B) Within five Banking Days after receipt from Lender of any request to do so, Guarantor shall cause such Subsidiary to have executed and filed any UCC-1 financing statements furnished by Lender in each jurisdiction in which such filing is necessary to perfect the security interest of Lender in the Collateral of such Subsidiary and in which Lender requests that such filing be made. (C) Additionally, Guarantor and such Subsidiary shall have executed and delivered to Lender such other items as reasonably requested by Lender in connection with the foregoing, including resolutions, incumbency and officers' certificates, opinions of counsel, search reports and other certificates and documents.

     (q) Guarantor shall not designate any of its Subsidiaries a Restricted Subsidiary unless it is a wholly-owned Subsidiary of Company.

     (r) Guarantor shall not, and shall not permit any of its Subsidiaries to enter into, any transaction (including the purchase, sale, lease or exchange of any property) with any Affiliate of Guarantor, on terms that (when taken in the light of any related or series of transaction of which such transaction is a part (if any)) are less favorable to the Guarantor or any such Subsidiary than those which might be obtained at the time from a Person who is not an Affiliate.

     10. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered (i) if to Lender, to Cisco Systems, Inc., Worldwide Financial Services, Mailstop SJC2-3rd Floor, 170 West Tasman Drive, San Jose, CA 95134-1706, attn. Loan Administration, fax (408) 527-3993; and (ii) if to Guarantor, at or to its address or facsimile number set forth below its name on the signature page hereof, or at or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective upon receipt.

     11. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Guaranty are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

     12. Costs and Expenses. Guarantor agrees to pay on demand all reasonable costs and expenses of Lender and reasonable fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Guaranty.

     13. Binding Effect; Entire Agreement; Amendments. This Guaranty shall be binding upon Guarantor and its successors and assigns, and inure to the benefit of and be enforceable by Lender and its successors, endorsees, transferees and assigns; provided that Guarantor shall not have the right to assign or transfer its rights and obligations hereunder without the prior written consent of Lender. This Guaranty constitutes the entire agreement of

                                      12.

Guarantor with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto. This Guaranty may not be amended except by a writing signed by Guarantor and Lender. No waiver of any rights of Lender under any provision of this Guaranty or consent to any departure by Guarantor therefrom shall be effective unless in writing and signed by Lender. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14. Severability. Whenever possible, each provision of the Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty.

     15. Law; Submission to Jurisdiction. This Guaranty shall be governed by and construed in accordance with New York law. Guarantor hereby (i) submits to the non-exclusive jurisdiction of the courts of State of New York and the Federal courts of the United States sitting in the Borough of Manhattan for the purpose of any action or proceeding arising out of or relating to this Guaranty,
(ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts in and of the State of New York, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

                 (remainder of page intentionally left blank)

                                      13.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty, as of the date first above written.

                              Convergent Communications, Inc.

                              By: _________________________________
                                   Title:
                              Address:
                              400 Inverness Drive South
                              Suite 400
                              Englewood, CO 80112
                              Attn: Legal Department

                              Fax: (303) 749-3113

                                      14.